Northbrook Life Insurance Company
                       Northbrook Variable Annuity Account

Supplement to:      Morgan Stanley Dean Witter Variable Annuity
                          Prospectus Dated May 1, 2001

This supplement describes the changes to various names mentioned in your prospectus. Please keep this supplement for future reference together with your prospectus.

o On June 18, 2001, the Morgan Stanley Dean Witter Variable Annuity was renamed the Morgan Stanley Variable Annuity. All references in the current prospectus to "Morgan Stanley Dean Witter Variable Annuity" or "Contract" apply to Morgan Stanley Variable Annuity.

o On June 18, 2001, Morgan Stanley Dean Witter Variable Investment Series was renamed Morgan Stanley Variable Investment Series. All references in the current prospectus to "Morgan Stanley Dean Witter Variable Investment Series" apply to Morgan Stanley Variable Investment Series.

o On June 18, 2001, Morgan Stanley Dean Witter Advisors Inc. was renamed Morgan Stanley Investment Advisors Inc. All references in the current prospectus to "Morgan Stanley Dean Witter Advisors Inc." apply to Morgan Stanley Investment Advisors Inc.

o On April 2, 2001, Morgan Stanley Dean Witter Active Assets Account was renamed the Morgan Stanley Active Assets Account. All references in the current prospectus to "Morgan Stanley Dean Witter Active Assets Account" apply to Morgan Stanley Active Assets Account.

o Beginning April 2, 2001, Morgan Stanley Dean Witter Financial Advisors will be referred to as Morgan Stanley Financial Advisors. All references in the current prospectus to "Morgan Stanley Dean Witter Financial Advisors" apply to Morgan Stanley Financial Advisors.


June 18, 2001